UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2015

ENVIROSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14757	11-2014231
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

290 N.E. 68 Street, Miami, Florida	33138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 754-4551

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2015, EnviroStar, Inc. (the “Company”) received an Extension Notice (the "Extension Notice") from Wells Fargo Bank, National Association ("Wells Fargo"), under that certain Credit Agreement, dated as of November 16, 2011, as amended (the "Credit Agreement"), between the Company and Wells Fargo. Pursuant to the Extension Notice, the maturity date for advances under the Credit Agreement has been extended from November 1, 2015 to November 1, 2016. A copy of the Extension Notice is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit 10.1     Extension Notice received on October 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROSTAR, INC,

Date: October 28, 2015
	By:	/s/ Venerando J. Indelicato
Venerando J. Indelicato,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Extension Notice received on October 23, 2015